UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): February 25, 2011

Commission File Number	Registrant; State of Incorporation; Address; and Telephone Number	I.R.S. Employer Identification No.

333-21011	FIRSTENERGY CORP. (An Ohio Corporation) 76 South Main Street Akron, OH 44308 Telephone (800)736-3402	34-1843785
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets.
     On February 25, 2011, FirstEnergy Corp. (“FirstEnergy”) completed its previously announced merger with Allegheny Energy, Inc. (“Allegheny Energy”). Pursuant to the terms and conditions of the Agreement and Plan of Merger (the “Merger Agreement”), by and among FirstEnergy, Allegheny Energy and Element Merger Sub, Inc., a direct wholly-owned subsidiary of FirstEnergy (“Merger Sub”), dated as of February 10, 2010, as amended as of June 4, 2010, Merger Sub was merged with and into Allegheny Energy, with Allegheny Energy surviving the merger (the “Merger”) and becoming a wholly-owned subsidiary of FirstEnergy.
     Pursuant to the Merger Agreement, FirstEnergy issued to Allegheny Energy stockholders 0.667 of a share of FirstEnergy common stock, par value $0.10 per share, for each outstanding share of Allegheny Energy common stock. Upon closing of the Merger, Allegheny Energy became a wholly owned subsidiary of FirstEnergy and the shares of Allegheny Energy common stock, which traded under the symbol “AYE,” have ceased trading on, and are being delisted from, the New York Stock Exchange.
     The foregoing description of the Merger Agreement and the Merger does not purport to be complete and is qualified in it is entirety by reference to the Merger Agreement, which is incorporated by reference as Exhibits 2.1 and 2.2 to this Current Report on Form 8-K and is incorporated herein by reference.
     Additional information regarding Allegheny Energy and its business can be found in its Annual Report on Form 10-K filed with the Securities and Exchange Commission on February 23, 2011.
Item 3.03. Material Modifications to Rights of Security Holders.
     The disclosure provided under Item 5.03 below is incorporated by reference herein.
Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Completion of Merger
     In connection with the Merger described in Item 2.01 of this Current Report on Form 8-K and pursuant to the terms of the Merger Agreement, the Board of Directors of FirstEnergy (the “Board”) expanded its size from 11 to 13 and appointed two former directors of Allegheny Energy, Julia L. Johnson and Ted J. Kleisner, as members of the Board, effective immediately after the Effective Time (as defined in the Merger Agreement). Each director will serve for a term expiring at the annual meeting of shareholders in 2011 and until his or her successor is elected, or until his or her earlier resignation or removal.
     The following is a brief biography of the directors appointed to the Board in connection with the Merger:
     Julia L. Johnson, age 48, has been President of NetCommunications, LLC, a national regulatory and public affairs firm focusing primarily on energy, telecommunications and broadcast regulation, since 2000. She is a director of American Water Works Company, Inc., MasTec, Inc. and NorthWestern Corporation. Ms. Johnson served as a director of Allegheny Energy, Inc. from 2003 to 2011.
     Ted J. Kleisner, age 66, has been Chief Executive Officer of Hershey Entertainment & Resorts Company, an entertainment and hospitality company, since 2007. He was also President of Hershey Entertainment & Resorts Company from 2007 to 2010. Mr. Kleisner was the President of CSX Hotels, Inc. (d/b/a The Greenbrier) from 1988 to 2006 and President and Chief Executive Officer of The Greenbrier Resort & Club Management Company from 1988 to 2006. Mr. Kleisner served as a director of Allegheny Energy, Inc. from 2001 to 2011.

     The appointed directors will be compensated for their services on the Board in the same manner as the other Board members. As of the date of this Current Report on Form 8-K, the Board committee assignments of Ms. Johnson and Mr. Kleisner have not yet been determined.
     FirstEnergy will also enter into an Indemnification Agreement with each of Ms. Johnson and Mr. Kleisner. The form of Indemnification Agreement to be entered into with each director was previously filed with the SEC as Exhibit 10.1 to FirstEnergy’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2009 and is incorporated into this Item 5.02 by reference.
     Further, in connection with the consummation of the Merger, Paul J. Evanson’s Employment Agreement, dated March 19, 2010, has become effective. Mr. Evanson’s Employment Agreement was previously summarized in FirstEnergy’s Registration Statement on Form S-4, as amended. Mr. Evanson’s Employment Agreement is incorporated by reference as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.
Change in Control Definition
     On February 25, 2011, the Board approved revisions to the definition of “change in control” within the FirstEnergy Corp. 2007 Incentive Compensation Plan, effective January 1, 2011, and the FirstEnergy Corp. Executive Deferred Compensation Plan, the FirstEnergy Corp. Deferred Compensation Plan for Outside Directors and the FirstEnergy Corp. Supplemental Executive Retirement Plan, effective January 1, 2012. The Board also granted authority to a designated officer of FirstEnergy to make the same revisions to the “change in control” definition in the FirstEnergy Corp. Executive Benefit Plans Security Trust Agreement Third Restatement and the FirstEnergy Corp. Trust Agreement for Outside Directors Third Restatement, effective January 1, 2012. The definition of “change in control” in the above referenced plans was revised by the Board to better align the definition with market practice, conform the change in control definition among FirstEnergy’s various plans and make certain other clarifying changes. Elements of the change in control trigger that were revised include (i) the acquisition by a person of beneficial ownership of 25% or more of FirstEnergy’s voting securities (from a previous level of 50% and without regard to whether such person proposed a nominee to the Board) and (ii) the consummation of a Major Corporate Event (defined to include mergers and consolidations and certain asset sales) where FirstEnergy shareholders hold less than 60% of the combined voting power of the surviving corporation (from the previous level of 75% with a requirement that their pre-transaction and post-transaction holdings remain proportionate). Except for the above-referenced terms and certain other clarifying changes, no other terms of the existing definition were modified.
Change in Control Severance Plan
     On February 25, 2011 the Board approved the FirstEnergy Corp. Change in Control Severance Plan (the “CIC Severance Plan”) to provide for the payment of severance benefits to certain eligible executives of FirstEnergy, including all actively employed named executive officers (the “NEOs”), in the event their employment with FirstEnergy terminates involuntarily in connection with a change in control of FirstEnergy. The CIC Severance Plan replaces the Change in Control Special Severance Agreements (the “Severance Agreements”) previously entered into with certain of FirstEnergy’s NEOs, including Mr. Alexander, Mr. Clark, Mr. Leidich and Ms. Vespoli. The CIC Severance Plan is effective as of January 1, 2011, but NEOs party to a Severance Agreement will enter the plan upon non-renewal of the Severance Agreements as of January 1, 2012. The CIC Severance Plan has an initial three year irrevocable term that will automatically renew each year for an additional year. During the three year initial term, and for the 24 month period following a change in control, the CIC Severance Plan may not be amended, modified or terminated.

     The CIC Severance Plan contains terms substantially similar to those under the Severance Agreements, subject to the changes in the definition of “change in control” discussed above. Under the CIC Severance Plan, the NEOs are entitled to severance benefits triggered only if during the 24 month period following a Change in Control a NEO incurs an involuntarily Termination of Employment for any reason other than for Cause or a voluntary Termination of Employment for Good Reason within 30 days following an event that constitutes Good Reason (as defined in the CIC Severance Plan). Severance benefits will not be payable if a NEO dies or is terminated for Cause or due to Disability (as defined in the CIC Severance Plan). The severance benefits to the NEOs consist of a lump sum cash payment equal to the NEO’s base salary through the date of the NEO’s termination and up to three times the sum of his or her base salary and target annual short-term incentive amount. Upon termination, the NEO will be entitled to receive his target bonus under the 2007 Incentive Plan (or any successor plan) and the NEO will be credited with three additional years of age and service pursuant to the FirstEnergy Corp. Executive Deferred Compensation Plan and the FirstEnergy Corp. Supplemental Executive Retirement Plan and will also be entitled to up to three years of continuation of coverage under FirstEnergy-group health and life insurance plans. The CIC Severance Plan also contains a non-competition provision that precludes, among other things, direct or indirect competition with FirstEnergy and the solicitation of FirstEnergy’s customers or employees for a period of 24 months following the date of the NEO’s termination of employment.
Amendment to Employment Agreement of Gary R. Leidich
     On February 25, 2011, the employment agreement, dated February 26, 2008 (the “Initial Leidich Agreement”), as amended on January 29, 2010 and modified May 17, 2010 (the “Amended Leidich Agreement,” and collectively with the Initial Leidich Agreement, the “Leidich Agreement”), between FirstEnergy Service Company and Gary R. Leidich, Executive Vice President of FirstEnergy, was amended by mutual agreement to extend for an additional period through December 31, 2011. All other terms of the Leidich Agreement remain the same. The Initial Leidich Agreement was previously filed as Exhibit 10-4 (and listed as Exhibit 10-88 in the Exhibit List) to FirstEnergy’s Form 10-K for the year ended December 31, 2007 and the Amended Leidich Agreement was previously filed as Exhibit 10-39 to FirstEnergy’s Form 10-K for the year ended December 31, 2009.
Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
     In connection with the Merger Agreement and as previously approved by FirstEnergy shareholders, on February 25, 2011 FirstEnergy filed a Certificate of Amendment to its Amended Articles of Incorporation to increase the number of shares of authorized common stock from 375,000,000 to 490,000,000. This amendment reflects changes contemplated or necessitated by the Merger Agreement which are described in FirstEnergy’s Registration Statement on Form S-4, as amended.
     The Amendment to the Amended Articles of Incorporation is attached hereto as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.
Item 8.01. Other Events
Announcement of Completion of Merger
     On February 25, 2011, FirstEnergy issued a press release announcing that FirstEnergy completed its merger with Allegheny Energy. The news release is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.
Incorporation by Reference to Form S-3 Shelf Registration Statement
     FirstEnergy intends to file a prospectus supplement to its Form S-3 shelf registration statement (File No. 333-153608) with the Securities and Exchange Commission relating to common stock to be issued to former employees and former non-employee directors of Allegheny Energy under the following plans that FirstEnergy has assumed in connection with the Merger: the Allegheny Energy, Inc. 2008 Long-Term Incentive Plan, the Allegheny Energy, Inc. 1998 Long-Term Incentive Plan, the Allegheny Energy, Inc. Non-Employee Director Stock Plan and the Allegheny Energy, Inc. Amended and Restated Revised Plan for Deferral of Compensation of Directors. Such stock plans are attached hereto as Exhibits 10.2, 10.3, 10.4 and 10.5, respectively, for the purpose of incorporating such plans by reference into such Form S-3 shelf registration statement. Additionally, the opinion of Robert P. Reffner, Vice President, Legal, of FirstEnergy’s subsidiary FirstEnergy Service Company, with respect to certain legal matters related to the issuance of FirstEnergy common stock is filed hereto as Exhibit 5.1.
Item 9.01. Financial Statements and Exhibits.
(a) Financial Statements of Businesses Acquired.

     FirstEnergy intends to file the financial statements of Allegheny Energy required by Item 9.01(a) as part of an amendment to this Current Report on Form 8-K not later than 71 calendar days after the date this Current Report is required to be filed.
(b) Pro Forma Financial Information.
     FirstEnergy intends to file the pro forma financial information required by Item 9.01(b) as part of an amendment to this Current Report on Form 8-K not later than 71 calendar days after the date this Current Report is required to be filed.
(d) Exhibits.

Exhibit No.	Description
2.1	Agreement and Plan of Merger, dated as of February 10, 2010, by and among FirstEnergy Corp., Element Merger Sub, Inc. and Allegheny Energy, Inc. (incorporated by reference to FirstEnergy’s Form 8-K filed February 11, 2010, Exhibit 2.1, File No. 333-21011)

2.2	Amendment No. 1 to Agreement and Plan of Merger, dated as of June 4, 2010, by and among FirstEnergy Corp., Element Merger Sub, Inc. and Allegheny Energy, Inc. (incorporated by reference to FirstEnergy’s Form S-4 filed June 4, 2010, Exhibit 2.2, File No. 333-165640)

3.1	Amendment to the Amended Articles of Incorporation of FirstEnergy Corp. dated as of February 25, 2011 (filed herewith)

5.1	Opinion of Robert P. Reffner, Esq., Vice President, Legal, of FirstEnergy Service Company as to the validity of FirstEnergy’s common stock being registered pursuant to FirstEnergy’s prospectus supplement filed February 25, 2011 to the registration statement on Form S-3 filed with the Securities and Exchange Commission on September 22, 2008 (File No. 333-153608) (filed herewith)

10.1	Employment Agreement, dated as of March 19, 2010, among FirstEnergy Corp. and Paul J. Evanson (incorporated by reference to FirstEnergy’s Form S-4 filed June 4, 2010, Exhibit 10.1, File No. 333-165640)

10.2	Allegheny Energy, Inc. 1998 Long-Term Incentive Plan (filed herewith)

10.3	Allegheny Energy, Inc. 2008 Long-Term Incentive Plan (filed herewith)

10.4	Allegheny Energy, Inc. Non-Employee Director Stock Plan (filed herewith)

10.5	Allegheny Energy, Inc. Amended and Restated Revised Plan for Deferral of Compensation of Directors (filed herewith)

23.1	Consent of Robert P. Reffner, Esq. (included in Exhibit 5.1)

99.1	Press release dated February 25, 2011 (filed herewith)

Forward-Looking Statements: This Form 8-K includes forward-looking statements based on information currently available to management. Such statements are subject to certain risks and uncertainties. These statements include declarations regarding management’s intents, beliefs and current expectations. These statements typically contain, but are not limited to, the terms “anticipate,” “potential,” “expect,” “believe,” “estimate” and similar words. Forward-looking statements involve estimates, assumptions, known and unknown risks, uncertainties and other factors that may cause actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Actual results may differ materially due to the speed and nature of increased competition in the electric utility industry, the impact of the regulatory process on the pending matters in the various states in which we do business (including, but not limited to, proceedings related to rates and matters with respect to the Trans-Allegheny Interstate Line and Potomac-Appalachian Transmission Highline projects), business and regulatory impacts from American Transmission Systems, Incorporated’s realignment into PJM Interconnection, L.L.C., economic or weather conditions affecting future sales and margins, changes in markets for energy services, changing energy and commodity market prices and availability, financial derivative reforms that could increase our liquidity needs and collateral costs, replacement power costs being higher than anticipated or inadequately hedged, the continued ability of FirstEnergy’s regulated utilities to collect transition and other costs, operation and maintenance costs being higher than anticipated, other legislative and regulatory changes, and revised environmental requirements, including possible greenhouse gas emission and coal combustion residual regulations, the potential impacts of any laws, rules or regulations that ultimately replace the Clean Air Interstate Rules, the uncertainty of the timing and amounts of the capital expenditures needed to complete, among other things, the Trans-Allegheny Interstate Line and Potomac-Appalachian Transmission Highline projects, the uncertainty of the timing and amounts of the capital expenditures needed to resolve any New Source Review litigation or other potential similar regulatory initiatives or rulemakings (including that such expenditures could result in our decision to shut down or idle certain generating units), adverse regulatory or legal decisions and outcomes (including, but not limited to, the revocation of necessary licenses or operating permits and oversight by the Nuclear Regulatory Commission), adverse legal decisions and outcomes related to Metropolitan Edison Company’s and Pennsylvania Electric Company’s transmission service charge appeal at the Commonwealth Court of Pennsylvania, any impact resulting from the receipt by Signal Peak of the Department of Labor’s notice of a potential pattern of violations at Bull Mountain Mine No. 1, the continuing availability of generating units and their ability to operate at or near full capacity, the ability to comply with applicable state and federal reliability standards and energy efficiency mandates, changes in customers’ demand for power, including but not limited to, changes resulting from the implementation of state and federal energy efficiency mandates, the ability to accomplish or realize anticipated benefits from strategic goals (including employee workforce initiatives), the ability to improve electric commodity margins and the impact of, among other factors, the increased cost of coal and coal transportation on such margins and the ability to experience growth in the distribution business, the changing market conditions that could affect the value of assets held in FirstEnergy’s nuclear decommissioning trusts, pension trusts and other trust funds, and cause FirstEnergy to make additional contributions sooner, or in amounts that are larger than currently anticipated, the ability to access the public securities and other capital and credit markets in accordance with FirstEnergy’s financing plan and the cost of such capital, changes in general economic conditions affecting the company, the state of the capital and credit markets affecting the company, interest rates and any actions taken by credit rating agencies that could negatively affect FirstEnergy’s access to financing or its costs and increase its requirements to post additional collateral to support outstanding commodity positions, letters of credit and other financial guarantees, the continuing uncertainty of the national and regional economy and its impact on the company’s major industrial and commercial customers, issues concerning the soundness of financial institutions and counterparties with which FirstEnergy does business, issues arising from the recently completed merger of FirstEnergy and Allegheny Energy, Inc. and the ongoing coordination of their combined operations, including FirstEnergy’s ability to maintain relationships with customers, employees or suppliers as well as the ability to successfully integrate the businesses and realize cost savings and any other synergies and the risk that the credit ratings of the combined company or its subsidiaries may be different from what the companies expect and the risks and other factors discussed from time to time in FirstEnergy’s Securities and Exchange Commission filings, and other similar factors. Dividends declared from time to time on FirstEnergy’s common stock during any annual period may in aggregate vary from the indicated amount due to circumstances considered by FirstEnergy’s Board of Directors at the time of the actual declarations. The foregoing review of factors should not be construed as exhaustive. New factors emerge from time to time, and it is not possible for management to predict all such factors, nor assess the impact of any such factor on FirstEnergy’s business or the extent to which any factor, or combination of factors, may cause results to differ materially from those contained in any forward-looking statements. The Registrant expressly disclaims any current intention to update any forward-looking statements contained herein as a result of new information, future events, or otherwise.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto authorized.
February 25, 2011

FIRSTENERGY CORP. Registrant
By:	/s/ Harvey L. Wagner
Harvey L. Wagner
Vice President, Controller and Chief Accounting Officer

Exhibit Index

Exhibit No.	Description
2.1	Agreement and Plan of Merger, dated as of February 10, 2010, by and among FirstEnergy Corp., Element Merger Sub, Inc. and Allegheny Energy, Inc. (incorporated by reference to FirstEnergy’s Form 8-K filed February 11, 2010, Exhibit 2.1, File No. 333-21011)

2.2	Amendment No. 1 to Agreement and Plan of Merger, dated as of June 4, 2010, by and among FirstEnergy Corp., Element Merger Sub, Inc. and Allegheny Energy, Inc. (incorporated by reference to FirstEnergy’s Form S-4 filed June 4, 2010, Exhibit 2.2, File No. 333-165640)

3.1	Amendment to the Amended Articles of Incorporation of FirstEnergy Corp. dated as of February 25, 2011 (filed herewith)

5.1	Opinion of Robert P. Reffner, Esq., Vice President, Legal, of FirstEnergy Service Company as to the validity of FirstEnergy’s common stock being registered pursuant to FirstEnergy’s prospectus supplement filed February 25, 2011 to the registration statement on Form S-3 filed with the Securities and Exchange Commission on September 22, 2008 (File No. 333-153608) (filed herewith)

10.1	Employment Agreement, dated as of March 19, 2010, among FirstEnergy Corp. and Paul J. Evanson (incorporated by reference to FirstEnergy’s Form S-4 filed June 4, 2010, Exhibit 10.1, File No. 333-165640)

10.2	Allegheny Energy, Inc. 1998 Long-Term Incentive Plan (filed herewith)

10.3	Allegheny Energy, Inc. 2008 Long-Term Incentive Plan (filed herewith)

10.4	Allegheny Energy, Inc. Non-Employee Director Stock Plan (filed herewith)

10.5	Allegheny Energy, Inc. Amended and Restated Revised Plan for Deferral of Compensation of Directors (filed herewith)

23.1	Consent of Robert P. Reffner, Esq. (included in Exhibit 5.1)

99.1	Press release dated February 25, 2011 (filed herewith)